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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2000
              (Date of earliest event reported: November 20, 2000)

                        AMERICAN MULTIPLEXER CORPORATION
             (Exact name of registrant as specified in its charter)


             North Carolina                                 0-27921                                 56-2006165
     (State or other jurisdiction of               (Commission File Number)              (IRS Employer Identification No.)
             incorporation)

             575 North Pastoria Avenue, Sunnyvale, California 94086
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 730-8200
              (Registrant's telephone number, including area code)


                                       n/a
          (Former name or former address, if changed since last report)


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         ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (b)      Engagement of New Independent  Accountants

                  (i) On November 20, 2000, the Registrant's board of directors formally engaged KPMG LLP as its principal accountants. Grant Thornton LLP was previously the principal accountants. Statements in response to Item 4 of the Registrant's Current Report on Form 8-K dated September 28, 2000, and the letter of Grant Thornton LLP attached thereto as Exhibit 16.1, are incorporated herein by reference. KPMG LLP was not consulted on any matters described in Regulation S-K item 304(a)(2) during the Registrant's two most recent financial years and subsequent interim periods preceding the engagement of the new accounting firm. KPMG LLP has reviewed the content of the Report on Form 8-K and has declined the opportunity to file any clarifying statement with the Commission.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         16.1 Letter from Grant Thornton LLP regarding its concurrence with the Registrant's statement regarding change of accountants (included in Registrant's Current Report on Form 8-K filed with the Commission on September 28, 2000).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN MULTIPLEXER CORPORATION


                             By:  /s/ EDWARD TAN
                                  -------------------------------------------
                                  Edward Tan
                                  President


Date:     November 21, 2000